THIS  SIXTH   AMENDMENT  TO  RECEIVABLES   TRANSFER   AGREEMENT   (this
"Amendment") is made as of May 16, 2003, among:

         (1) IKON FUNDING-1, LLC, a Delaware limited liability company, as transferor (the "Transferor");

         (2) IOS CAPITAL, LLC, a Delaware corporation, as originator (in such capacity, the "Originator") and collection agent (in such capacity, the "Collection Agent");

         (3) MARKET STREET FUNDING CORPORATION, a Delaware corporation (the "Issuer"); and

         (4) PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent (in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

     1. The Transferor, the Originator, the Collection Agent, the Issuer and the Agent are parties to a Receivables Transfer Agreement, dated as of December 1, 1998 (as amended, supplemented or otherwise modified from time to time, the "Receivables Transfer Agreement").

     2. The parties hereto now desire to amend the Receivables Transfer Agreement in certain respects, as provided below.

                                    AGREEMENT
                                    ---------

                                    ARTICLE I
                                   DEFINITIONS

     Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Receivables Transfer Agreement.

                                   ARTICLE II
                                   AMENDMENTS

     SECTION 2.1 Amendment of the Receivables Transfer Agreement.

         (a) The definition of "Investment Grade" as it appears in Exhibit I to the Receivables Transfer Agreement is hereby deleted in its entirety.

         (b) Section 2 of Exhibit II to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

     2. Additional Conditions Precedent. Each Transfer shall be subject to the further conditions precedent that

     (a) on or prior to the date of such Transfer, the Collection Agent shall have delivered to the Agent, in form and substance satisfactory to the Agent, a completed Transferor Report dated within 30 days prior to the date of the Transfer together with a listing by Obligor of all Receivables and such additional information as may reasonably be requested by the Agent;

     (b) on the date of the Transfer the following statements shall be true (and acceptance of the proceeds of the Transfer shall be deemed a representation and warranty by the Transferor that such statements are then true):

         (i) The representations  and warranties of the Transferor  contained in
     Exhibit III are correct on and as of the date of the Transfer as though made on and as of such date;

         (ii) No event has occurred and is continuing, or would result from the Transfer, that constitutes a Special Event; and

         (iii) The representations and warranties of the Originator contained in the Transaction Documents are correct on and as of the date of the Transfer as though made on and as of such date.

     (c) the Agent shall have received such other approvals, opinions or documents as it may reasonably request; and

     (d) the Agent shall have received the list of the Related Contracts to be included in such Transfer that is required to be delivered pursuant to paragraph
(j) of Exhibit IV hereof.

         (c) Annex D of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as attached hereto.

                                   ARTICLE III
                                  MISCELLANEOUS

     SECTION 3.1 Effectiveness. This Amendment shall become effective and be deemed effective as of May 16, 2003, so long as the Agent has received counterparts of this Amendment executed by the parties hereto prior to such date.

     SECTION 3.2 Waiver of Conditions. Each of the parties hereto waives any other notice requirements or other conditions to this Amendment or the transactions contemplated hereby specified in the documents amended hereby or any related documents.

     SECTION 3.3 Effect of Amendments; Ratification. Upon and after the effectiveness of this Amendment, (a) (i) this Amendment shall be a part of the Receivables Transfer Agreement and (ii) each reference in the Receivables Transfer Agreement to "this Agreement" and the words "hereof", "herein", "hereunder" and words of like import, and each reference to the Receivables Transfer Agreement in any other related agreement shall mean and be a reference to the Receivables Transfer Agreement, as amended hereby; and (b) except as expressly amended hereby, the Receivables Transfer Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties thereto.

     SECTION 3.4 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

     SECTION 3.5 Headings, Etc. Article and Section headings of this Amendment are inserted in this Amendment for convenience of reference only and are not to be considered part of this Amendment for any other purpose.

     SECTION 3.6 Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                    [Signatures begin on the following page]

         IN WITNESS WHEREOF, the parties listed below have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                                     IKON FUNDING-1, LLC

                                                     By:      IKON Funding, Inc., as manager


                                                     By:      /s/ Kathleen M. Burns
                                                              ------------------
                                                     Name:    Kathleen M. Burns
                                                     Title:   Treasurer







                                                          S-1                            6th Amendment to Receivables
                                                                                            Transfer Agreement [IKON]




                                                     IOS CAPITAL, LLC


                                                    By:      /s/ Kathleen M. Burns
                                                             ------------------
                                                    Name:    Kathleen M. Burns
                                                    Title:   Treasurer




                                                          S-2                            6th Amendment to Receivables
                                                                                            Transfer Agreement [IKON]




                                                     MARKET STREET FUNDING CORPORATION


                                                     By:      /s/ Douglas K. Johnson
                                                              ----------------------
                                                     Name:    Douglas K. Johnson
                                                     Title:   President












                                                          S-3                            6th Amendment to Receivables
                                                                                            Transfer Agreement [IKON]



                                                     PNC BANK, NATIONAL ASSOCIATION


                                                     By:      /s/ John T. Smathers
                                                              ---------------------
                                                     Name:    John T. Smathers
                                                     Title:   Vice President











                                                          S-4                            6th Amendment to Receivables
                                                                                            Transfer Agreement [IKON]

                                                                         ANNEX D

                              FORM TRANSFER NOTICE

                              ______________, _____




                         PNC Bank, National Association
                                249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707
                            Attention: John Smathers

                              Ladies and Gentlemen:

         Reference is hereby made to the Receivables Transfer Agreement, dated as of December 1, 1998 (as amended, supplemented or otherwise modified, the "Receivables Transfer Agreement"), among IKON Funding-1, LLC, as Transferor, IOS Capital, LLC, as Originator and Collection Agent, Market Street Funding Corporation, as Issuer and PNC Bank, National Association, as Agent. Capitalized terms used in this Transfer Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Transfer Agreement.

         This letter constitutes a Transfer Notice pursuant to Section 1.02(a) of the Receivables Transfer Agreement. The Transferor desires to effect a Transfer on ____________, _____ for Consideration of $___________. 1 The
Aggregate Adjusted Outstanding Balance of the Receivables to be transferred in connection herewith is $____________, as shown on the attached addendum to
Schedule II to the Receivables Transfer Agreement.

         The Transferor hereby represents and warrants as of the date hereof, and as of the date of Transfer, as follows:

         (i) the representations and warranties contained in Exhibit III to the Receivables Transfer Agreement are correct on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and

         (ii) no event has occurred and is continuing, or would result from the Transfer, that constitutes a Special Event; and

         (iii) the representations and warranties of the Originator contained in the Transaction Documents are correct on and as of the date of the Transfer as though made on and as of such date.

_________________
1 Minimum amount of $1,000,000 and increments of $100,000 in excess thereof.


                                                    6th Amendment to Receivables
                                                       Transfer Agreement [IKON]

         Attached hereto is a true and correct schedule setting forth detailed information regarding the Receivables to be included in the proposed Transfer, including an addendum to Schedule II to the Receivables Transfer Agreement.

                    [Signatures begin on the following page]



                                D-2                 6th Amendment to Receivables
                                                       Transfer Agreement [IKON]

         IN WITNESS WHEREOF, the undersigned has caused this Transfer Notice to be executed by its duly authorized officer as of the date first above written.

                                                     IKON FUNDING-1, LLC


                                                     By:      _____________________________________________________
                                                     Name:    _____________________________________________________
                                                     Title:   _____________________________________________________




                                               D-3                                     6th Amendment to Receivables
                                                                                          Transfer Agreement [IKON]